Investments (Tables)	12 Months Ended
Dec. 31, 2023
Investments.
Schedule of Investments

	December 31,
	2022	2023
	RMB	RMB
Equity investments without readily determinable fair values (i)	522,139	323,332
Debt investments (ii)	384,076	428,512
	906,215	751,844
(i)

Equity investments without readily determinable fair values include investment in equity securities of private investee companies over which the Group has neither significant influence nor control through investments in common stock or in-substance common stock.

In 2022 and 2023, the Group acquired equity interests in a number of privately-held investee companies for a total consideration of RMB118,801 and RMB68,332 respectively. In 2023, RMB68,000 was reclassified to an available-for-sale debt investment due to the amendment of shareholder agreement which changed the character of investment to a debt investment

The Group used the measurement alternative for recording equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes. Based on ASU 2016-01, entities that elect the measurement alternative will report changes in the carrying value of the equity investments in current earnings. If the measurement alternative is used, changes in the carrying value of the equity investment will be recognized whenever there are observable price changes in orderly transactions for the identical or similar investment of the same issuer, and impairment charges will be recorded when any impairment indicators are noted and the fair value is lower than the carrying value.

The Group, with the assistance of an independent valuation expert, assessed for impairment of certain investments as of the balance sheet date and recognized RMB55,201 and RMB210,813  in impairment charges for equity investments without readily determinable fair value for the years ended December 31, 2022 and 2023. The Group’s impairment assessments were triggered as a result of the weak financial performance of certain investees. In the circumstances and as part of management’s assessments, the Group, used unobservable Level 3 inputs including (i) a selection of price-to-sales multiples of comparable companies and multiples, (ii) probability of the different scenarios assumed under the equity allocation model and (iii) a discount for lack of marketability, and with reference to comparable recent transactions (if available) determined ,  respective fair values for the investees were lower than the related carrying values.

(ii)

In 2022, the Group made an investment in debt securities (i.e. certain preferred shares) in a privately-held investee company at a total cash consideration of RMB125,743. In 2023, debt investments increased to RMB80,247, of which RMB68,000 was related to a reclassification from equity investments without readily determinable fair values due to a change in contract terms relating to redemption rights which fundamentally altered the character of the investment. Given that those preferred stocks will become redeemable simply by the passage of time and the intention of the Group is to hold and consider a future disposal, the investments are accounted for as available-for-sale debt investments (see Note 2(l)), wherein the investments are carried at fair value with realized or unrealized gains or losses recorded in accumulative other comprehensive income (loss).

For the year ended December 31, 2023, considering the prolonged business performance of these investments, the quality of the investments’ credit and other adverse conditions, the Company performed a quantitative assessment with the assistance of an independent appraiser. Based on the assessment, the Company recognized a credit impairment in the aggregated amount of RMB14,987 which was reported in net income, and the fair value change associated with the non-credit losses amounted to RMB20,824, which was reported in other comprehensive income (loss).